BD
Fiscal Year 2000 - Year to Date September
Revenues by Business Segments and Major Product Groups
($000's)

                                             United States                                     International
                                ----------------------------------------    -------------------------------------------------------
                                                               Reported                                  Reported       FX Neutral
                                    2000          1999         % Growth         2000          1999       % Growth       % Growth
                                ---------------------------------------------------------------------------------------------------

Medical Systems
Core Medical (A)                 $    544,532  $    521,179        4.5%         $ 612,043    $ 603,819         1.4%        4.4%
Consumer Health Care                  307,082       331,596       -7.4%           198,170      181,309         9.3%       13.5%
Pharmaceutical Systems                 48,140        41,881       14.9%           206,681      195,975         5.5%       16.1%
Ophthalmic Systems                     27,601        27,859       -0.9%            21,790       20,247         7.6%       11.7%
                                ----------------------------------------    ----------------------------------------------------
                                      927,355       922,515        0.5%         1,038,684    1,001,350         3.7%        8.5%

Clinical Laboratory Solutions
Preanalytical Solutions               291,801       279,497        4.4%           242,991      229,229         6.0%       11.3%
Diagnostic Systems                    331,689       322,177        3.0%           235,871      230,332         2.4%        4.4%
                                ----------------------------------------    ----------------------------------------------------
                                      623,490       601,674        3.6%           478,862      459,561         4.2%        7.8%

Biosciences
Immunocytometry & Reagents            231,793       147,229       57.4%           174,906      151,153        15.7%       22.3%
Discovery Labware                      80,917        76,367        6.0%            62,327       58,563         6.4%        7.3%
                                ----------------------------------------    ----------------------------------------------------
                                      312,710       223,596       39.9%           237,233      209,716        13.1%       18.1%
                                ----------------------------------------    ----------------------------------------------------

Total                              $1,863,555    $1,747,785        6.6%        $1,754,779   $1,670,627         5.0%        9.5%
                                ========================================    ====================================================
                                                        Total
                                 ----------------------------------------------------
                                                               Reported    FX Neutral
                                     2000          1999       % Growth      % Growth
                                 ----------------------------------------------------

Medical Systems
Core Medical (A)                    $1,156,575   $1,124,998         2.8%        4.5%
Consumer Health Care                   505,252      512,905        -1.5%        0.0%
Pharmaceutical Systems                 254,821      237,856         7.1%       15.9%
Ophthalmic Systems                      49,391       48,106         2.7%        4.4%
                                 ----------------------------------------------------
                                     1,966,039    1,923,865         2.2%        4.7%

Clinical Laboratory Solutions
Preanalytical Solutions                534,792      508,726         5.1%        7.5%
Diagnostic Systems                     567,560      552,509         2.7%        3.5%
                                 ----------------------------------------------------
                                     1,102,352    1,061,235         3.9%        5.5%

Biosciences
Immunocytometry & Reagents             406,699      298,382        36.3%       39.6%
Discovery Labware                      143,244      134,930         6.2%        6.6%
                                 ----------------------------------------------------
                                       549,943      433,312        26.9%       29.3%
                                 ----------------------------------------------------

Total                               $3,618,334   $3,418,412         5.8%        8.0%
                                 ====================================================

(A) Core Medical includes Injection Systems, Infusion Therapy Systems, Anesthesia Systems, Surgical Products, and Critical Care Systems

BD
Fiscal Year 2000 - Quarter 4
Revenues by Business Segments and Major Product Groups
($000's)

                                              United States                                     International
                                  ---------------------------------------    ----------------------------------------------------
                                                             Reported                                   Reported     FX Neutral
                                      2000        1999       % Growth            2000        1999       % Growth      % Growth
                                  ---------------------------------------    ----------------------------------------------------

Medical Systems
Core Medical (A)                    $  122,116  $  133,662         -8.6%         $159,072    $155,944          2.0%         5.8%
Consumer Health Care                    96,239     114,546        -16.0%           46,667      45,473          2.6%         6.8%
Pharmaceutical Systems                  14,716      10,541         39.6%           51,223      47,519          7.8%        18.4%
Ophthalmic Systems                       6,252       7,053        -11.4%            5,637       5,048         11.7%        17.2%
                                  ---------------------------------------    ----------------------------------------------------
                                       239,323     265,802        -10.0%          262,599     253,984          3.4%         8.6%

Clinical Laboratory Solutions
Preanalytical Solutions                 71,262      71,116          0.2%           59,264      56,623          4.7%        10.6%
Diagnostic Systems                      78,255      77,843          0.5%           59,159      56,611          4.5%         7.6%
                                  ---------------------------------------    ----------------------------------------------------
                                       149,517     148,959          0.4%          118,423     113,234          4.6%         9.1%

Biosciences
Immunocytometry & Reagents              64,063      44,287         44.7%           48,821      39,245         24.4%        32.9%
Discovery Labware                       21,053      21,770         -3.3%           16,099      15,199          5.9%         7.8%
                                  ---------------------------------------    ----------------------------------------------------
                                        85,116      66,057         28.9%           64,920      54,444         19.2%        25.9%
                                  ---------------------------------------    ----------------------------------------------------

Total                                 $473,956    $480,818         -1.4%         $445,942    $421,662          5.8%        11.0%
                                  =======================================    ====================================================

                                                         Total
                                   ---------------------------------------------------
                                                              Reported    FX Neutral
                                      2000         1999       % Growth     % Growth
                                   ---------------------------------------------------

Medical Systems
Core Medical (A)                      $281,188     $289,606        -2.9%        -0.9%
Consumer Health Care                   142,906      160,019       -10.7%        -9.5%
Pharmaceutical Systems                  65,939       58,060        13.6%        22.3%
Ophthalmic Systems                      11,889       12,101        -1.8%         0.6%
                                   ---------------------------------------------------
                                       501,922      519,786        -3.4%        -0.9%

Clinical Laboratory Solutions
Preanalytical Solutions                130,526      127,739         2.2%         4.8%
Diagnostic Systems                     137,414      134,454         2.2%         3.5%
                                   ---------------------------------------------------
                                       267,940      262,193         2.2%         4.2%

Biosciences
Immunocytometry & Reagents             112,884       83,532        35.1%        39.1%
Discovery Labware                       37,152       36,969         0.5%         1.3%
                                   ---------------------------------------------------
                                       150,036      120,501        24.5%        27.5%
                                   ---------------------------------------------------

Total                                 $919,898     $902,480         1.9%         4.4%
                                   ===================================================


(A) Core Medical includes Injection Systems, Infusion Therapy Systems, Anesthesia Systems, Surgical Products, and Critical Care Systems

BD
Fiscal Year 2000 - Year to Date June
Revenues by Business Segments and Major Product Groups
($000's)

                                             United States                                     International
                                ----------------------------------------    ----------------------------------------------------
                                                             Reported                                    Reported   FX Neutral
                                    2000          1999       % Growth           2000          1999       % Growth    % Growth
                                ----------------------------------------    ----------------------------------------------------

Medical Systems
Core Medical (A)                 $    422,416   $   387,516        9.0%         $ 452,971    $ 447,875         1.1%        4.0%
Consumer Health Care                  210,843       217,050       -2.9%           151,503      135,836        11.5%       15.7%
Pharmaceutical Systems                 33,424        31,340        6.6%           155,458      148,456         4.7%       15.4%
Ophthalmic Systems                     21,349        20,806        2.6%            16,153       15,199         6.3%        9.9%
                                ----------------------------------------    ----------------------------------------------------
                                      688,032       656,712        4.8%           776,085      747,366         3.8%        8.5%

Clinical Laboratory Solutions
Preanalytical Solutions               220,539       208,382        5.8%           183,727      172,606         6.4%       11.6%
Diagnostic Systems                    253,434       244,334        3.7%           176,712      173,721         1.7%        3.3%
                                ----------------------------------------    ----------------------------------------------------
                                      473,973       452,716        4.7%           360,439      346,327         4.1%        7.4%

Biosciences
Immunocytometry & Reagents            167,730       102,942       62.9%           126,085      111,908        12.7%       18.5%
Discovery Labware                      59,864        54,597        9.6%            46,228       43,364         6.6%        7.2%
                                ----------------------------------------    ----------------------------------------------------
                                      227,594       157,539       44.5%           172,313      155,272        11.0%       15.4%
                                ----------------------------------------    ----------------------------------------------------

Total                             $ 1,389,599   $ 1,266,967        9.7%       $ 1,308,837  $ 1,248,965         4.8%        9.1%
                                ========================================    ====================================================
                                                      Total
                               ----------------------------------------------------
                                                            Reported   FX Neutral
                                   2000          1999       % Growth    % Growth
                               ----------------------------------------------------

Medical Systems
Core Medical (A)                   $ 875,387    $ 835,391         4.8%        6.3%
Consumer Health Care                 362,346      352,886         2.7%        4.3%
Pharmaceutical Systems               188,882      179,796         5.1%       13.9%
Ophthalmic Systems                    37,502       36,005         4.2%        5.7%
                               ----------------------------------------------------
                                   1,464,117    1,404,078         4.3%        6.8%

Clinical Laboratory Solutions
Preanalytical Solutions              404,266      380,988         6.1%        8.4%
Diagnostic Systems                   430,146      418,055         2.9%        3.6%
                               ----------------------------------------------------
                                     834,412      799,043         4.4%        5.9%

Biosciences
Immunocytometry & Reagents           293,815      214,850        36.8%       39.8%
Discovery Labware                    106,092       97,961         8.3%        8.6%
                               ----------------------------------------------------
                                     399,907      312,811        27.8%       30.0%
                               ----------------------------------------------------

Total                            $ 2,698,436  $ 2,515,932         7.3%        9.4%
                               ====================================================


(A) Core Medical includes Injection Systems, Infusion Therapy Systems, Anesthesia Systems, Surgical Products, and Critical Care Systems

Fiscal Year 2000 - Quarter 3
Revenues by Business Segments and Major Product Groups
($000's)

                                              United States                                     International
                                  ---------------------------------------    ----------------------------------------------------
                                                             Reported                                   Reported     FX Neutral
                                      2000        1999       % Growth            2000        1999       % Growth      % Growth
                                  ---------------------------------------    ----------------------------------------------------

Medical Systems
Core Medical (A)                    $  148,834  $  137,659          8.1%         $151,123    $150,550          0.4%         4.2%
Consumer Health Care                    79,586      80,561         -1.2%           52,092      46,574         11.8%        18.2%
Pharmaceutical Systems                  13,616      12,055         12.9%           54,085      55,074         -1.8%        10.0%
Ophthalmic Systems                       7,371       7,371          0.0%            5,475       5,291          3.5%         8.4%
                                  ---------------------------------------    ----------------------------------------------------
                                       249,407     237,646          4.9%          262,775     257,489          2.1%         8.1%

Clinical Laboratory Solutions
Preanalytical Solutions                 73,062      75,678         -3.5%           59,576      56,927          4.7%        11.4%
Diagnostic Systems                      79,961      77,924          2.6%           56,781      57,711         -1.6%         1.4%
                                  ---------------------------------------    ----------------------------------------------------
                                       153,023     153,602         -0.4%          116,357     114,638          1.5%         6.3%

Biosciences
Immunocytometry & Reagents              57,302      38,704         48.1%           38,178      36,803          3.7%        12.0%
Discovery Labware                       21,669      19,664         10.2%           15,429      14,456          6.7%         9.1%
                                  ---------------------------------------    ----------------------------------------------------
                                        78,971      58,368         35.3%           53,607      51,259          4.6%        11.2%
                                  ---------------------------------------    ----------------------------------------------------

Total                                 $481,401    $449,616          7.1%         $432,739    $423,386          2.2%         8.0%
                                  =======================================    ====================================================
                                                         Total
                                   ---------------------------------------------------
                                                              Reported    FX Neutral
                                      2000         1999       % Growth     % Growth
                                   ---------------------------------------------------

Medical Systems
Core Medical (A)                      $299,957     $288,209         4.1%         6.1%
Consumer Health Care                   131,678      127,135         3.6%         5.9%
Pharmaceutical Systems                  67,701       67,129         0.9%        10.5%
Ophthalmic Systems                      12,846       12,662         1.5%         3.5%
                                   ---------------------------------------------------
                                       512,182      495,135         3.4%         6.6%

Clinical Laboratory Solutions
Preanalytical Solutions                132,638      132,605         0.0%         2.9%
Diagnostic Systems                     136,742      135,635         0.8%         2.1%
                                   ---------------------------------------------------
                                       269,380      268,240         0.4%         2.5%

Biosciences
Immunocytometry & Reagents              95,480       75,507        26.5%        30.5%
Discovery Labware                       37,098       34,120         8.7%         9.7%
                                   ---------------------------------------------------
                                       132,578      109,627        20.9%        24.0%
                                   ---------------------------------------------------

Total                                 $914,140     $873,002         4.7%         7.5%
                                   ===================================================


(A) Core Medical includes Injection Systems, Infusion Therapy Systems, Anesthesia Systems, Surgical Products, and Critical Care Systems

Fiscal Year 2000 - Year to Date March
Revenues by Business Segments and Major Product Groups
($000's)

                                            United States                                    International
                                 -------------------------------------     --------------------------------------------------
                                                           Reported                                  Reported    FX Neutral
                                    2000         1999      % Growth           2000        1999       % Growth     % Growth
                                 -------------------------------------     --------------------------------------------------

Medical Systems
Core Medical (A)                  $  273,582   $  249,858        9.5%         $301,848    $297,325         1.5%         3.8%
Consumer Health Care                 131,257      136,489       -3.8%           99,411      89,262        11.4%        14.5%
Pharmaceutical Systems                19,808       19,285        2.7%          101,373      93,382         8.6%        18.6%
Ophthalmic Systems                    13,978       13,435        4.0%           10,678       9,908         7.8%        10.7%
                                 -------------------------------------     --------------------------------------------------
                                     438,625      419,067        4.7%          513,310     489,877         4.8%         8.7%

Clinical Laboratory Solutions
Preanalytical Solutions              147,477      132,703       11.1%          124,151     115,679         7.3%        11.6%
Diagnostic Systems                   173,473      166,410        4.2%          119,931     116,010         3.4%         4.3%
                                 -------------------------------------     --------------------------------------------------
                                     320,950      299,113        7.3%          244,082     231,689         5.3%         8.0%

Biosciences
Immunocytometry & Reagents           110,428       64,238       71.9%           87,907      75,105        17.0%        21.8%
Discovery Labware                     38,195       34,933        9.3%           30,799      28,908         6.5%         6.2%
                                 -------------------------------------     --------------------------------------------------
                                     148,623       99,171       49.9%          118,706     104,013        14.1%        17.5%
                                 -------------------------------------     --------------------------------------------------

Total                               $908,198     $817,351       11.1%         $876,098    $825,579         6.1%         9.6%
                                 =====================================     ==================================================
                                                       Total
                               ------------------------------------------------------
                                                             Reported    FX Neutral
                                   2000          1999        % Growth     % Growth
                               ------------------------------------------------------

Medical Systems
Core Medical (A)                   $ 575,430     $ 547,183         5.2%         6.4%
Consumer Health Care                 230,668       225,751         2.2%         3.4%
Pharmaceutical Systems               121,181       112,667         7.6%        15.9%
Ophthalmic Systems                    24,656        23,343         5.6%         6.9%
                               ------------------------------------------------------
                                     951,935       908,944         4.7%         6.9%

Clinical Laboratory Solutions
Preanalytical Solutions              271,628       248,382         9.4%        11.4%
Diagnostic Systems                   293,404       282,420         3.9%         4.3%
                               ------------------------------------------------------
                                     565,032       530,802         6.4%         7.6%

Biosciences
Immunocytometry & Reagents           198,335       139,343        42.3%        44.9%
Discovery Labware                     68,994        63,841         8.1%         7.9%
                               ------------------------------------------------------
                                     267,329       203,184        31.6%        33.3%
                               ------------------------------------------------------

Total                            $ 1,784,296   $ 1,642,930         8.6%        10.4%
                               ======================================================

(A) Core Medical includes Injection Systems, Infusion Therapy Systems, Anesthesia Systems, Surgical Products, and Critical Care Systems

Fiscal Year 2000 - Quarter 2
Revenues by Business Segments and Major Product Groups
($000's)

                                              United States                                     International
                                  ---------------------------------------    ----------------------------------------------------
                                                             Reported                                   Reported     FX Neutral
                                      2000        1999       % Growth            2000        1999       % Growth      % Growth
                                  ---------------------------------------    ----------------------------------------------------

Medical Systems
Core Medical (A)                    $  138,673  $  128,644          7.8%         $150,591    $156,622         -3.9%        -1.1%
Consumer Health Care                    75,624      82,118         -7.9%           50,524      45,706         10.5%        15.0%
Pharmaceutical Systems                  11,190       9,379         19.3%           50,700      49,470          2.5%        12.7%
Ophthalmic Systems                       6,516       6,301          3.4%            5,511       5,539         -0.5%         3.4%
                                  ---------------------------------------    ----------------------------------------------------
                                       232,003     226,442          2.5%          257,326     257,337          0.0%         4.5%

Clinical Laboratory Solutions
Preanalytical Solutions                 78,406      69,372         13.0%           61,080      58,488          4.4%         9.7%
Diagnostic Systems                      94,021      86,905          8.2%           60,426      61,063         -1.0%         1.0%
                                  ---------------------------------------    ----------------------------------------------------
                                       172,427     156,277         10.3%          121,506     119,551          1.6%         5.3%

Biosciences
Immunocytometry & Reagents              57,100      36,481         56.5%           48,723      43,153         12.9%        18.0%
Discovery Labware                       20,209      18,918          6.8%           15,838      15,805          0.2%         1.1%
                                  ---------------------------------------    ----------------------------------------------------
                                        77,309      55,399         39.5%           64,561      58,958          9.5%        13.5%
                                  ---------------------------------------    ----------------------------------------------------

Total                                 $481,739    $438,118         10.0%         $443,393    $435,846          1.7%         5.9%
                                  =======================================    ====================================================

                                                         Total
                                   ---------------------------------------------------
                                                              Reported    FX Neutral
                                      2000         1999       % Growth     % Growth
                                   ---------------------------------------------------

Medical Systems
Core Medical (A)                      $289,264     $285,266         1.4%         2.9%
Consumer Health Care                   126,148      127,824        -1.3%         0.3%
Pharmaceutical Systems                  61,890       58,849         5.2%        13.7%
Ophthalmic Systems                      12,027       11,840         1.6%         3.4%
                                   ---------------------------------------------------
                                       489,329      483,779         1.1%         3.6%

Clinical Laboratory Solutions
Preanalytical Solutions                139,486      127,860         9.1%        11.5%
Diagnostic Systems                     154,447      147,968         4.4%         5.2%
                                   ---------------------------------------------------
                                       293,933      275,828         6.6%         8.1%

Biosciences
Immunocytometry & Reagents             105,823       79,634        32.9%        35.7%
Discovery Labware                       36,047       34,723         3.8%         4.2%
                                   ---------------------------------------------------
                                       141,870      114,357        24.1%        26.1%
                                   ---------------------------------------------------

Total                                 $925,132     $873,964         5.9%         8.0%
                                   ===================================================



(A) Core Medical includes Injection Systems, Infusion Therapy Systems, Anesthesia Systems, Surgical Products, and Critical Care Systems

BD
Fiscal Year 2000 - Quarter 1
Revenues by Business Segments and Major Product Groups
($000's)

                                              United States                                     International
                                  ---------------------------------------    ----------------------------------------------------
                                                             Reported                                   Reported     FX Neutral
                                      2000        1999       % Growth            2000        1999       % Growth      % Growth
                                  ---------------------------------------    ----------------------------------------------------

Medical Systems
Core Medical (A)                    $  134,909  $  121,214         11.3%         $151,257    $140,703          7.5%         9.3%
Consumer Health Care                    55,633      54,371          2.3%           48,887      43,556         12.2%        14.0%
Pharmaceutical Systems                   8,618       9,906        -13.0%           50,673      43,912         15.4%        25.3%
Ophthalmic Systems                       7,462       7,134          4.6%            5,167       4,369         18.3%        19.9%
                                  ---------------------------------------    ----------------------------------------------------
                                       206,622     192,625          7.3%          255,984     232,540         10.1%        13.4%

Clinical Laboratory Solutions
Preanalytical Solutions                 69,071      63,331          9.1%           63,071      57,191         10.3%        13.6%
Diagnostic Systems                      79,452      79,505         -0.1%           59,505      54,947          8.3%         7.9%
                                  ---------------------------------------    ----------------------------------------------------
                                       148,523     142,836          4.0%          122,576     112,138          9.3%        10.8%

Biosciences
Immunocytometry & Reagents              53,328      27,757         92.1%           39,184      31,952         22.6%        26.8%
Discovery Labware                       17,986      16,015         12.3%           14,961      13,103         14.2%        12.5%
                                  ---------------------------------------    ----------------------------------------------------
                                        71,314      43,772         62.9%           54,145      45,055         20.2%        22.6%
                                  ---------------------------------------    ----------------------------------------------------

Total                                 $426,459    $379,233         12.5%         $432,705    $389,733         11.0%        13.7%
                                  =======================================    ====================================================
                                                          Total
                                    ---------------------------------------------------
                                                               Reported    FX Neutral
                                       2000         1999       % Growth     % Growth
                                    ---------------------------------------------------

Medical Systems
Core Medical (A)                       $286,166     $261,917         9.3%        10.2%
Consumer Health Care                    104,520       97,927         6.7%         7.5%
Pharmaceutical Systems                   59,291       53,818        10.2%        18.2%
Ophthalmic Systems                       12,629       11,503         9.8%        10.4%
                                    ---------------------------------------------------
                                        462,606      425,165         8.8%        10.6%

Clinical Laboratory Solutions
Preanalytical Solutions                 132,142      120,522         9.6%        11.2%
Diagnostic Systems                      138,957      134,452         3.4%         3.2%
                                    ---------------------------------------------------
                                        271,099      254,974         6.3%         7.0%

Biosciences
Immunocytometry & Reagents               92,512       59,709        54.9%        57.2%
Discovery Labware                        32,947       29,118        13.1%        12.4%
                                    ---------------------------------------------------
                                        125,459       88,827        41.2%        42.5%
                                    ---------------------------------------------------

Total                                  $859,164     $768,966        11.7%        13.1%
                                    ===================================================


(A) Core Medical includes Injection Systems, Infusion Therapy Systems, Anesthesia Systems, Surgical Products, and Critical Care Systems